Cincinnati Financial Corporation
Supplemental Financial Data
for the period ending December 31, 2009

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
www.cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Joan O. Shevchik	Jerry L. Litton
(513) 870-2768	(513) 603-5323	(513) 870-2639

	A.M. Best	Fitch	Moody’s	Standard & Poor’s
Cincinnati Financial Corporation
Corporate Debt	a	BBB+	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	–	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A	–	–	–

The Cincinnati Life Insurance Company	A	AA-	–	A+

Ratings are as of February 4, 2010, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength Ratings on www.cinfin.com.

The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2009

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures

Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual and therefore is not reconciled to GAAP data.

Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.
•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

•
Written premium adjustment – statutory basis only: In 2002, the company refined its estimation process for matching property casualty written premiums to policy effective dates, which added $117 million to 2002 written premiums. To better assess ongoing business trends, management may exclude this adjustment when analyzing trends in written premiums and statutory ratios that make use of written premiums.

Cincinnati Financial Corporation
Quick Reference - Fourth Quarter 2009
(all data shown is for the three months ended or as of December 31, 2009)

(Based on reported data - see Pages 22-24 for adjusted data)

	12/31/2009	Year over year change %		12/31/2009	Year over year change %
Revenues:			Benefits and expenses:

Commercial lines net written premiums	$503	(8.8)	Commercial lines loss and loss expenses	$356	(0.7)
Personal lines net written premiums	167	4.7	Personal lines loss and loss expenses	102	(9.6)
Surplus lines net written premiums	10	88.7	Surplus lines loss and loss expenses	5	76.9
Property casualty net written premiums	680	(5.1)	Life and accident and health losses and policy benefits	42	57.1
Commercial lines net earned premiums	532	(7.3)	Underwriting, acquisition and insurance expenses	254	414.7
Personal lines net earned premiums	172	0.5	Operating expenses	6	nm
Surplus lines net earned premiums	9	255.6	Interest expenses	13	(3.9)
Property casualty net earned premiums	713	(4.6)	Total expenses	778	(2.4)
Life and accident and health net earned premiums	39	18.8	Net income before income taxes	355	60.7
Investment income	131	4.7	Total income tax	110	83.8
Realized gains on investments	247	125.4
Other income	3	(12.7)	Ratios:
Total revenues	1,133	11.3
			Commercial lines GAAP combined ratio	100.8%
Income:			Personal lines GAAP combined ratio	90.9
			Property casualty GAAP combined ratio	98.6
Operating income	$86	(6.6)
Net realized investment gains and losses	159	130.5	Commercial lines STAT combined ratio	102.0%
Net income	245	52.1	Personal lines STAT combined ratio	89.4
			Property casualty STAT combined ratio	99.1
Per share (diluted):
			Balance Sheet:
Operating income	$0.53	(7.0)
Net realized investment gains and losses	0.97	131.0	Fixed maturity investments	$7,855
Net income	1.50	51.5	Equity securities	2,701
Book value	29.25	13.6	Short-term investments	6
Weighted average shares – diluted	163,092,882	0.4	Other invested assets	81
			Total invested assets	$10,643

			Loss and loss expense reserves	$4,141
			Total debt	839
			Shareholders' equity	4,760

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2009
(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property Casualty	$-	$3,080	$-	$-	$-	$-	$-	$3,080
Life	-	-	188	-	-	-	-	188
Accident health	-	-	8	-	-	-	-	8
Premiums ceded	-	(169)	(53)	-	-	-	-	(222)
Total earned premium	-	2,911	143	-	-	-	-	3,054
Investment income	41	336	122	-	-	-	1	501
Realized gain on investments	135	223	(20)	-	(1)	-	-	336
Other income	15	5	-	7	-	10	(25)	12
Total revenues	$191	$3,475	$245	$7	$(1)	$10	$(24)	$3,903

Benefits & expenses:
Losses & policy benefits	$-	$2,150	$201	$-	$-	$-	$(5)	$2,346
Reinsurance recoveries	-	(64)	(41)	-	-	-	-	(104)
Underwriting, acquisition and insurance expenses	-	955	49	-	-	-	-	1,004
Other operating expenses	26	-	-	4	-	10	(21)	20
Interest expense	52	1	-	3	-	-	-	55
Total expenses	$78	$3,042	$210	$7	$-	$10	$(26)	$3,321

Income (loss) before income taxes	$113	$433	$35	$-	$(1)	$-	$2	$582

Provision (benefit) for income taxes:
Current operating income	$(39)	$1	$(2)	$-	$-	$-	$-	$(40)
Capital gains/losses	47	79	(7)	-	-	-	-	119
Deferred	24	25	21	-	-	-	-	71
Total provision for income taxes	$32	$105	$12	$-	$-	$-	$-	$150

Operating income (loss)	$(8)	$184	$35	$-	$-	$-	$2	$215

Net income (loss) - current year	$80	$328	$22	$-	$(1)	$-	$2	$432

Net income (loss) - prior year	$56	$305	$(19)	$1	$(1)	$(1)	$87	$428
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2009

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	CINFIN	C-SUPR	ELIM	Total
Revenues:
Premiums earned:
Property Casualty	$-	$753	$-	$-	$-	$-	$-	$753
Life	-	-	54	-	-	-	-	54
Accident health	-	-	2	-	-	-	-	2
Premiums ceded	-	(40)	(17)	-	-	-	-	(57)
Total earned premium	-	713	39	-	-	-	-	752
Investment income	10	88	32	-	-	-	-	131
Realized gain on investments	48	187	12	-	-	-	-	247
Other income	4	1	-	2	-	7	(11)	3
Total revenues	$62	$990	$84	$2	$-	$7	$(11)	$1,133

Benefits & expenses:
Losses & policy benefits	$-	$453	$54	$-	$-	$-	$13	$520
Reinsurance recoveries	-	11	(12)	-	-	-	(14)	(15)
Underwriting, acquisition and insurance expenses	-	239	15	-	-	-	-	254
Other operating expenses	7	-	-	1	-	7	(10)	6
Interest expense	13	-	-	-	-	-	-	13
Total expenses	$20	$703	$57	$1	$-	$7	$(11)	$778

Income before income taxes	$42	$287	$27	$1	$-	$-	$-	$355

Provision (benefit) for income taxes:
Current operating income	$(24)	$8	$1	$-	$-	$-	$-	$(15)
Capital gains/losses	17	67	4	-	-	-	-	88
Deferred	21	12	4	-	-	-	-	37
Total provision for income taxes	$13	$87	$9	$-	$-	$-	$-	$110

Operating income (loss)	$(2)	$79	$9	$-	$-	$-	$-	$86

Net income - current year	$29	$200	$17	$-	$-	$-	$-	$245

Net income - prior year	$126	$34	$2	$-	$-	$-	$-	$161
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation
10-Year Net Income Reconciliation

(Dollars in millions except per share data)	Years ended December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000

Net income	$432	$429	$855	$930	$602	$584	$374	$238	$193	$118
One-time item	-	-	-	-	-	-	15	-	-	(25)
Net income before one-time item	432	429	855	930	602	584	359	238	193	143
Net realized investment gains and losses	217	85	245	434	40	60	(27)	(62)	(17)	(2)
Operating income before one-time item	215	344	610	496	562	524	386	300	210	145
Less catastrophe losses	(107)	(132)	(17)	(113)	(82)	(96)	(63)	(57)	(42)	(33)
Operating income before catastrophe losses and one-time item	$322	$476	$627	$609	$644	$620	$449	$357	$252	$178

Diluted per share data
Net income	$2.65	$2.62	$4.97	$5.30	$3.40	$3.28	$2.10	$1.32	$1.07	$0.67
One-time item	-	-	-	-	-	-	0.09	-	-	(0.14)
Net income before one-time item	2.65	2.62	4.97	5.30	3.40	3.28	2.01	1.32	1.07	0.81
Net realized investment gains and losses	1.33	0.52	1.43	2.48	0.23	0.34	(0.15)	(0.35)	(0.10)	(0.01)
Operating income before one-time item	1.32	2.10	3.54	2.82	3.17	2.94	2.16	1.67	1.17	0.82
Less catastrophe losses	(0.66)	(0.81)	(0.10)	(0.65)	(0.46)	(0.54)	(0.35)	(0.31)	(0.23)	(0.18)
Operating income before catastrophe losses and one-time item	$1.98	$2.91	$3.64	$3.47	$3.63	$3.48	$2.51	$1.98	$1.40	$1.00

Return on equity
Return on average equity	9.7%	8.5%	13.4%	14.4%	9.8%	9.4%	6.3%	4.1%	3.2%	2.1%
One-time item	-	-	-	-	-	-	(0.3)	-	-	0.4
Return on average equity before one-time item	9.7%	8.5%	13.4%	14.4%	9.8%	9.4%	6.0%	4.1%	3.2%	2.5%

Return on equity based on comprehensive income
ROE based on comprehensive income	18.2%	(27.2)%	(5.8)%	16.4%	1.6%	4.6%	13.8%	(4.0)%	2.5%	13.1%
One-time item	-	-	-	-	-	-	(0.3)	-	-	0.4
ROE based on comprehensive income before one-time item	18.2%	(27.2)%	(5.8)%	16.4%	1.6%	4.6%	13.5%	(4.0)%	2.5%	13.5%

Value creation ratio
Book value per share growth	13.6%	(27.9)%	(9.3)%	12.9%	(2.0)%	1.4%	11.7%	(6.5)%	(0.5)%	11.4%
Shareholder dividend as a percentage of beginning book value	6.1	4.4	3.6	3.8	3.4	3.0	2.9	2.4	2.2	2.3
Value creation ratio	19.7%	(23.5)%	(5.7)%	16.7%	1.4%	4.4%	14.5%	(4.1)%	1.7%	13.6%

Investment income
Investment income, net of expenses	$501	$537	$608	$570	$526	$492	$465	$445	$421	$415
BOLI	-	-	-	-	-	-	-	-	-	(5)
Investment income before BOLI	$501	$537	$608	$570	$526	$492	$465	$445	$421	$410

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

Cincinnati Financial Corporation
Quarterly Net Income Reconciliation

(Dollars in millions except per share data)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08

Net income (loss)	$245	$171	$(19)	$35	$161	$247	$63	$(42)	$17	$21	$187	$268	$432	$429
Net realized investment gains and losses	159	75	(14)	(2)	69	173	(6)	(151)	(15)	(157)	58	16	217	85
Operating income (loss)	86	96	(5)	37	92	74	69	109	32	178	129	252	215	344
Less catastrophe losses	8	(4)	(77)	(34)	10	(41)	(74)	(28)	(111)	(101)	(115)	(142)	(107)	(132)
Operating income before catastrophe losses	$78	$100	$72	$71	$82	$115	$143	$137	$143	$279	$244	$394	$322	$476

Diluted per share data
Net income (loss)	$1.50	$1.05	$(0.12)	$0.22	$0.99	$1.50	$0.38	$(0.26)	$0.10	$0.13	$1.15	$1.64	$2.65	$2.62
Net realized investment gains and losses	0.97	0.46	(0.09)	(0.01)	0.42	1.05	(0.04)	(0.92)	(0.10)	(0.95)	0.36	0.10	1.33	0.52
Operating income (loss)	0.53	0.59	(0.03)	0.23	0.57	0.45	0.42	0.66	0.20	1.08	0.79	1.54	1.32	2.10
Less catastrophe losses	0.05	(0.03)	(0.47)	(0.21)	0.06	(0.25)	(0.45)	(0.17)	(0.68)	(0.62)	(0.71)	(0.87)	(0.66)	(0.81)
Operating income before catastrophe losses	$0.48	$0.62	$0.44	$0.44	$0.51	$0.70	$0.87	$0.83	$0.88	$1.70	$1.50	$2.41	$1.98	$2.91

Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$5,663	$5,521	$5,169	$4,804	$4,309	$4,183	$4,304	$4,351
Equities (fair value)	1,910	2,477	2,247	1,986	2,432	3,210	3,537	4,226
Short-term investments (fair value)	5	10	11	13	19	162	-	51
Fixed maturities - pretax net unrealized gain (loss)	242	301	25	(36)	(108)	(132)	(33)	39
Equities - pretax net unrealized gain	592	594	487	347	627	1,012	1,227	1,831
Loss and loss expense reserves - STAT	3,639	3,656	3,674	3,555	3,494	3,507	3,534	3,448
Equity GAAP	4,405	4,283	3,795	3,512	3,667	3,947	4,011	4,498
Surplus - STAT	3,648	3,472	3,241	3,105	3,360	3,687	3,650	4,027

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,927	$1,868	$1,694	$1,534	$1,467	$1,483	$1,551	$1,534
Equities (fair value)	108	123	103	89	122	200	265	307
Short-term investments (fair value)	-	1	1	-	-	-	-	-
Fixed maturities - pretax net unrealized gain (loss)	72	67	(43)	(94)	(115)	(79)	(35)	-
Equities - pretax net unrealized gain (loss)	1	11	(8)	(27)	(7)	61	92	127
Equity - GAAP	666	653	563	454	471	530	617	661
Surplus - STAT	300	283	270	254	290	371	420	453

	12/31/2007	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006	3/31/2006
Cincinnati Insurance Consolidated (including CSU)
Fixed maturities (fair value)	$4,295	$4,366	$4,367	$4,362	$4,296	$4,258	$4,160	$4,189
Equities (fair value)	4,595	5,201	5,411	5,472	5,494	5,134	4,827	4,946
Short-term investments (fair value)	50	19	72	3	92	-	-	126
Fixed maturities - pretax net unrealized gain (loss)	58	23	(30)	44	47	51	(55)	2
Equities - pretax net unrealized gain	2,077	2,657	2,917	3,017	3,166	2,859	2,621	2,758
Loss and loss expense reserves - STAT	3,398	3,461	3,374	3,373	3,356	3,314	3,237	3,169
Equity GAAP	4,784	5,282	5,404	5,272	5,261	5,073	4,702	4,730
Surplus - STAT	4,307	4,782	4,937	4,741	4,723	4,607	4,342	4,334

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$1,465	$1,475	$1,415	$1,384	$1,381	$1,399	$1,344	$1,338
Equities (fair value)	371	459	478	539	532	494	458	470
Short-term investments (fair value)	51	18	29	16	3	-	-	20
Fixed maturities - pretax net unrealized gain (loss)	6	4	(4)	20	15	17	(17)	6
Equities - pretax net unrealized gain (loss)	162	225	254	305	307	271	238	256
Equity - GAAP	685	724	730	739	719	688	652	666
Surplus - STAT	477	485	491	483	479	461	459	470

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2009	2008	Change	% Change	2009	2008	Change	% Change
Underwriting income
Net premiums written	$680	$717	$(37)	(5.1)	$2,911	$3,009	$(98)	(3.2)
Unearned premiums increase	(33)	(30)	(2)	8.3	-	(1)	1	nm
Earned premiums	$713	$747	$(34)	(4.6)	$2,911	$3,010	$(99)	(3.3)

Losses incurred	$356	$383	$(27)	(7.0)	$1,706	$1,736	$(30)	(1.7)
Allocated loss expenses incurred	53	26	27	100.5	183	115	68	58.7
Unallocated loss expenses incurred	55	65	(11)	(16.2)	197	205	(9)	(4.3)
Other underwriting expenses incurred	227	259	(32)	(12.3)	936	956	(20)	(2.1)
Workers compensation dividend incurred	4	4	-	nm	17	9	8	96.9

Total underwriting deductions	$695	$738	$(43)	(5.9)	$3,039	$3,021	$18	0.6
Net underwriting gain (loss)	$18	$9	$8	87.9	$(128)	$(11)	$(117)	nm

Investment income
Gross investment income earned	$91	$84	$7	7.8	$346	$355	$(9)	(2.4)
Net investment income earned	90	83	7	8.4	341	349	(8)	(2.4)
Net realized capital gains	127	(31)	157	nm	143	46	97	211.2
Net investment gains (excl. subs)	$217	$52	$164	318.3	$484	$395	$89	22.4
Dividend from subsidiary	-	-	-	-	-	-	-	-
Net investment gains (net of tax)	$217	$52	$164	318.3	$484	$395	$89	22.4

Other income	$(9)	$1	$(9)	nm	$(5)	$2	$(7)	nm

Net income before federal income taxes	$226	$62	$163	265.5	$351	$386	$(35)	(8.8)
Federal and foreign income taxes incurred	$7	$45	$(38)	(84.9)	$1	$212	$(211)	(99.6)
Net income (statutory)	$219	$17	$201	nm	$350	$174	$176	100.3
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies - Consolidated
Statutory Quarterly Analysis
(Based on reported data - see Page 22 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Net premiums written	$680	$730	$723	$778	$717	$727	$790	$776	$1,501	$1,566	$2,231	$2,292	$2,911	$3,010
Net premiums earned	$713	$733	$733	$732	$747	$751	$761	$751	$1,465	$1,512	$2,198	$2,263	$2,911	$3,010

Losses paid	$381	$390	$412	$401	$383	$467	$396	$383	$813	$778	$1,203	$1,245	$1,584	$1,629
Loss reserve change	(25)	(22)	112	56	(1)	(11)	83	35	169	119	147	108	122	107
Total losses incurred	$356	$368	$524	$457	$382	$456	$479	$418	$982	$897	$1,350	$1,353	$1,706	$1,736
Allocated loss expense paid	42	37	42	30	39	35	32	25	71	58	108	93	150	131
Allocated loss expense reserve change	11	8	7	6	(12)	(16)	1	12	14	12	22	(4)	33	(16)
Total allocated loss expense incurred	$53	$45	$49	$36	$27	$19	$33	$37	$85	$70	$130	$89	$183	$115
Unallocated loss expense paid	54	46	42	48	62	47	43	43	91	86	137	133	190	195
Unallocated loss expense reserve change	1	-	4	2	3	1	3	3	5	6	6	7	7	10
Total unallocated loss expense incurred	$55	$46	$46	$50	$65	$48	$46	$46	$96	$92	$143	$140	$197	$205
Underwriting expenses incurred	231	250	232	240	264	241	223	238	472	460	721	701	953	971
Underwriting (loss) profit	$18	$24	$(118)	$(51)	$9	$(13)	$(20)	$12	$(170)	$(7)	$(146)	$(20)	$(128)	$(17)

Ratio Data
Loss ratio	49.9%	50.2%	71.6%	62.5%	51.2%	60.8%	63.0%	55.6%	67.0%	59.3%	61.4%	59.8%	58.6%	57.7%
Allocated loss expense ratio	7.4	6.1	6.7	4.9	3.5	2.5	4.3	5.0	5.8	4.6	5.9	3.9	6.3	3.8
Unallocated loss expense ratio	7.7	6.4	6.3	6.8	8.7	6.4	6.1	6.1	6.6	6.1	6.5	6.2	6.8	6.8
Net underwriting expense ratio	34.1	34.2	32.0	30.9	36.8	33.1	28.1	30.6	31.4	29.3	32.4	30.6	32.7	32.1
Statutory combined ratio	99.1%	96.9%	116.6%	105.1%	100.2%	102.8%	101.5%	97.3%	110.8%	99.3%	106.2%	100.5%	104.4%	100.4%
Statutory combined ratio excluding catastrophes	100.8%	96.0%	100.5%	97.9%	102.3%	94.4%	86.6%	91.5%	99.2%	89.0%	98.1%	90.8%	98.7%	93.6%

Loss Detail
New losses greater than $4,000,000	$9	$18	$20	$9	$10	$10	$18	$-	$30	$26	$48	$36	$57	$46
New losses $1,000,000-$4,000,000	37	43	39	28	41	50	42	44	67	78	110	128	147	169
New losses $250,000-$1,000,000	48	55	47	62	63	63	53	49	109	102	164	165	212	228
Case reserve development above $250,000	89	51	70	56	82	59	54	49	125	103	177	162	265	245
Large losses subtotal	$183	$167	$176	$155	$196	$182	$167	$142	$331	$309	$499	$491	$681	$688
IBNR incurred	19	12	39	18	(16)	(6)	(6)	6	57	-	69	(6)	89	(22)
Catastrophe losses incurred	(12)	7	118	53	(16)	63	113	43	171	156	177	219	165	203
Remaining incurred	166	182	191	231	218	217	205	227	423	432	605	649	771	867
Total losses incurred	$356	$368	$524	$457	$382	$456	$479	$418	$982	$897	$1,350	$1,353	$1,706	$1,736

Loss Ratio
New losses greater than $4,000,000	1.3%	2.5%	2.8%	1.3%	1.3%	1.3%	2.4%	0.0%	2.0%	1.7%	2.2%	1.6%	2.0%	1.5%
New losses $1,000,000-$4,000,000	5.2	5.9	5.3	3.8	5.4	6.6	5.5	5.8	4.5	5.2	5.0	5.5	5.1	5.6
New losses $250,000-$1,000,000	6.7	7.5	6.4	8.4	8.4	8.4	7.0	6.5	7.5	6.7	7.4	7.4	7.3	7.6
Case reserve development above $250,000	12.4	7.0	9.6	7.6	11.0	7.9	7.1	6.5	8.5	6.9	8.0	7.2	9.0	8.1
Large losses subtotal	25.6%	22.9%	24.1%	21.1%	26.1%	24.2%	22.0%	18.8%	22.5%	20.5%	22.6%	21.7%	23.4%	22.8%
IBNR incurred	2.7	1.7	5.3	2.5	(2.1)	(0.8)	(0.9)	0.8	3.9	0.0	3.2	(0.3)	3.0	(0.7)
Total catastrophe losses incurred	(1.7)	0.9	16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3	8.1	9.7	5.7	6.8
Remaining incurred	23.3	24.7	26.1	31.7	29.3	29.0	27.0	30.2	29.0	28.5	27.5	28.7	26.5	28.8
Total loss ratio	49.9%	50.2%	71.6%	62.5%	51.2%	60.8%	63.0%	55.5%	67.0%	59.3%	61.4%	59.8%	58.6%	57.7%

Loss Claim Count
New losses greater than $4,000,000	2	4	4	2	2	2	5	2	6	7	10	9	12	11
New losses $1,000,000-$4,000,000	19	26	22	16	24	33	21	24	38	45	64	78	83	102
New losses $250,000-$1,000,000	107	130	114	149	147	145	122	118	263	240	393	385	500	532
Case reserve development above $250,000	122	81	108	89	146	102	84	81	197	165	278	267	400	413
Large losses total	250	241	248	256	319	282	232	225	504	457	745	739	995	1,058

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.  The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies - Commercial Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 23 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Net premiums written	$503	$528	$524	$626	$552	$538	$597	$625	$1,149	$1,222	$1,678	$1,759	$2,181	$2,311
Net premiums earned	$532	$555	$556	$557	$573	$582	$586	$574	$1,112	$1,161	$1,667	$1,743	$2,199	$2,316

Losses paid	$267	$267	$275	$271	$262	$326	$280	$266	$546	$546	$813	$871	$1,080	$1,133
Loss reserve change	-	(11)	92	50	26	(3)	67	32	142	100	131	97	131	123
Total losses incurred	$267	$256	$367	$321	$288	$323	$347	$298	$688	$646	$944	$968	$1,211	$1,256
Allocated loss expense paid	38	33	39	26	35	31	28	22	64	50	97	82	134	116
Allocated loss expense reserve change	9	7	5	6	(13)	(15)	1	12	11	13	18	(3)	27	(16)
Total allocated loss expense incurred	$47	$40	$44	$32	$22	$16	$29	$34	$75	$63	$115	$79	$161	$100
Unallocated loss expense paid	38	33	28	34	42	34	31	30	62	61	95	95	134	137
Unallocated loss expense reserve change	4	-	3	2	7	(1)	1	3	5	4	5	4	9	10
Total unallocated loss expense incurred	$42	$33	$31	$36	$49	$33	$32	$33	$67	$65	$100	$99	$143	$147
Underwriting expenses incurred	177	188	170	183	204	180	166	186	353	352	541	532	718	742
Underwriting (loss) profit	$(1)	$38	$(56)	$(15)	$10	$30	$12	$23	$(71)	$35	$(33)	$65	$(34)	$71

Ratio Data
Loss ratio	50.2%	46.2%	66.0%	57.6%	50.3%	55.4%	59.2%	52.0%	61.8%	55.6%	56.7%	55.5%	55.1%	54.2%
Allocated loss expense ratio	8.7	7.1	7.8	5.8	3.8	2.7	5.0	5.9	6.8	5.4	6.9	4.5	7.3	4.3
Unallocated loss expense ratio	7.9	6.0	5.7	6.4	8.4	5.7	5.5	5.7	6.0	5.7	6.0	5.7	6.5	6.4
Net underwriting expense ratio	35.1	35.6	32.5	29.2	36.5	33.5	27.8	29.7	30.8	28.8	32.2	30.2	32.9	31.7
Statutory combined ratio	102.0%	94.9%	112.0%	99.0%	99.0%	97.3%	97.5%	93.3%	105.4%	95.5%	101.8%	95.9%	101.8%	96.6%
Statutory combined ratio excluding catastrophes	103.8%	96.1%	101.7%	96.5%	100.5%	93.3%	86.2%	89.4%	99.0%	87.8%	98.0%	89.5%	99.3%	92.2%

Loss Detail
New losses greater than $4,000,000	$9	$13	$21	$9	$10	$5	$18	$-	$30	$26	$43	$31	$52	$41
New losses $1,000,000-$4,000,000	34	33	37	26	37	43	40	40	62	73	96	116	130	153
New losses $250,000-$1,000,000	35	44	38	47	49	51	45	40	86	84	129	135	164	184
Case reserve development above $250,000	83	49	63	51	76	57	51	44	114	96	163	153	245	229
Large losses subtotal	$161	$139	$159	$133	$172	$156	$154	$124	$292	$279	$431	$435	$591	$607
IBNR incurred	28	11	38	18	(12)	(7)	(8)	6	56	(2)	67	(10)	95	(22)
Catastrophe losses incurred	(10)	(7)	57	14	(9)	23	66	22	71	89	64	112	55	103
Remaining incurred	88	113	113	156	137	151	135	146	269	280	382	431	470	568
Total losses incurred	$267	$256	$367	$321	$288	$323	$347	$298	$688	$646	$944	$968	$1,211	$1,256

Loss Ratio
New losses greater than $4,000,000	1.7%	2.4%	3.7%	1.7%	1.8%	0.9%	3.1%	0.0%	2.7%	2.3%	2.6%	1.8%	2.4%	1.8%
New losses $1,000,000-$4,000,000	6.4	6.1	6.5	4.7	6.3	7.4	6.8	7.1	5.6	6.3	5.8	6.6	5.9	6.6
New losses $250,000-$1,000,000	6.5	7.8	7.0	8.4	8.6	8.7	7.7	6.8	7.7	7.2	7.8	7.7	7.5	8.0
Case reserve development above $250,000	15.5	8.8	11.4	9.1	13.2	9.8	8.7	7.8	10.3	8.3	9.8	8.8	11.1	9.9
Large losses subtotal	30.1%	25.1%	28.6%	23.9%	29.9%	26.8%	26.3%	21.7%	26.3%	24.0%	26.0%	24.9%	26.9%	26.3%
IBNR incurred	5.3	2.0	6.7	3.3	(2.1)	(1.3)	(1.4)	1.0	5.0	(0.2)	4.0	(0.6)	4.3	(0.9)
Total catastrophe losses incurred	(1.8)	(1.2)	10.3	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7	3.8	6.4	2.5	4.5
Remaining incurred	16.6	20.3	20.4	27.9	24.0	25.9	23.0	25.4	24.1	24.2	22.9	24.8	21.4	24.3
Total loss ratio	50.2%	46.2%	66.0%	57.6%	50.3%	55.4%	59.2%	52.0%	61.8%	55.7%	56.7%	55.5%	55.1%	54.2%

Loss Claim Count
New losses greater than $4,000,000	2	3	4	2	2	1	4	2	6	4	9	7	11	9
New losses $1,000,000-$4,000,000	17	20	19	15	21	27	21	21	34	36	54	69	71	90
New losses $250,000-$1,000,000	77	101	92	112	115	113	101	93	204	227	305	307	382	422
Case reserve development above $250,000	108	74	93	77	129	95	76	74	170	206	244	245	352	374
Large losses total	204	198	208	206	267	236	202	190	414	473	612	628	816	895

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.  The sum of quarterly amounts may not equal the full year as each is computed independently.
 *nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies - Personal Lines
Statutory Quarterly Analysis
(Based on reported data - see Page 24 for adjusted data)
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Net premiums written	$167	$190	$190	$145	$160	$184	$191	$150	$334	$341	$524	$525	$691	$685
Net premiums earned	$172	$170	$172	$171	$171	$167	$174	$177	$343	$351	$513	$518	$685	$689

Losses paid	$112	$121	$137	$130	$123	$141	$116	$116	$267	$232	$389	$373	$501	$496
Loss reserve change	(27)	(14)	18	4	(31)	(8)	16	3	22	19	7	11	(20)	(20)
Total losses incurred	$85	$107	$155	$134	$92	$133	$132	$119	$289	$251	$396	$384	$481	$476
Allocated loss expense paid	5	4	4	3	4	4	4	3	7	7	11	11	15	15
Allocated loss expense reserve change	-	-	-	-	1	(1)	(1)	-	-	-	-	(1)	1	(1)
Total allocated loss expense incurred	$5	$4	$4	$3	$5	$3	$3	$3	$7	$7	$11	$10	$16	$14
Unallocated loss expense paid	14	14	14	15	19	13	13	13	28	25	41	38	56	57
Unallocated loss expense reserve change	(2)	-	1	-	(3)	1	1	1	-	2	1	3	(2)	1
Total unallocated loss expense incurred	$12	$14	$15	$15	$16	$14	$14	$14	$28	$27	$42	$41	$54	$58
Underwriting expenses incurred	50	56	56	51	58	56	55	51	108	106	163	162	214	224
Underwriting loss	$20	$(11)	$(58)	$(32)	$-	$(39)	$(30)	$(10)	$(89)	$(40)	$(100)	$(79)	$(80)	$(83)

Ratio Data
Loss ratio	49.4%	63.1%	90.1%	78.3%	53.6%	79.7%	75.6%	67.4%	84.2%	71.5%	77.1%	74.1%	70.2%	69.0%
Allocated loss expense ratio	2.7	2.4	2.4	1.9	2.7	1.8	1.9	1.9	2.2	1.9	2.2	1.9	2.4	2.1
Unallocated loss expense ratio	7.1	7.8	8.2	8.3	9.6	8.7	7.9	7.4	8.3	7.6	8.1	8.0	7.8	8.3
Net underwriting expense ratio	30.2	29.5	29.8	35.4	36.2	30.4	28.9	34.1	32.1	31.2	31.2	30.9	31.0	32.2
Statutory combined ratio	89.4%	102.8%	130.5%	123.9%	102.1%	120.6%	114.3%	110.8%	126.8%	112.2%	118.7%	114.9%	111.3%	111.6%
Statutory combined ratio excluding catastrophes	90.8%	94.9%	95.1%	101.3%	106.2%	96.8%	87.3%	99.2%	97.8%	92.9%	96.7%	94.2%	95.3%	97.1%

Loss Detail
New losses greater than $4,000,000	$-	$5	$-	$-	$-	$5	$-	$-	$-	$-	$5	$5	$5	$5
New losses $1,000,000-$4,000,000	3	10	3	1	4	6	2	4	5	5	15	12	17	16
New losses $250,000-$1,000,000	13	12	8	15	15	12	8	10	22	19	34	30	48	44
Case reserve development above $250,000	5	2	7	5	6	2	3	4	12	7	14	9	19	16
Large losses subtotal	$21	$29	$18	$21	$25	$25	$13	$18	$39	$31	$68	$56	$89	$81
IBNR incurred	(10)	-	-	(1)	(4)	2	2	-	(1)	2	(1)	4	(11)	-
Catastrophe losses incurred	(2)	13	61	39	(7)	40	47	21	100	67	113	107	111	100
Remaining incurred	76	65	76	75	78	66	70	80	151	151	216	217	292	295
Total losses incurred	$85	$107	$155	$134	$92	$133	$132	$119	$289	$251	$396	$384	$481	$476

Loss Ratio
New losses greater than $4,000,000	0.0%	2.9%	0.0%	0.0%	0.0%	3.0%	0.0%	0.0%	0.0%	0.0%	1.0%	1.0%	0.7%	0.7%
New losses $1,000,000-$4,000,000	1.6	5.7	1.9	0.8	2.4	3.8	1.1	2.1	1.4	1.6	2.8	2.3	2.5	2.3
New losses $250,000-$1,000,000	7.5	7.0	4.8	8.6	8.3	7.1	4.8	5.5	6.7	5.2	6.7	5.8	6.9	6.4
Case reserve development above $250,000	3.2	1.3	3.7	3.0	3.8	1.4	1.5	2.5	3.3	1.9	2.7	1.7	2.9	2.3
Large losses subtotal	12.3%	16.9%	10.4%	12.4%	14.5%	15.3%	7.5%	10.1%	11.4%	8.7%	13.2%	10.8%	13.0%	11.7%
IBNR incurred	(5.7)	(0.2)	0.1	(0.6)	(2.3)	1.0	0.9	0.2	(0.3)	0.6	(0.3)	0.7	(1.6)	0.0
Total catastrophe losses incurred	(1.4)	7.9	35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3	22.0	20.7	16.1	14.5
Remaining incurred	44.2	38.5	44.2	43.9	45.5	39.6	40.2	45.6	44.1	42.9	42.2	41.9	42.7	42.8
Total loss ratio	49.4%	63.1%	90.1%	78.3%	53.6%	79.7%	75.6%	67.5%	84.2%	71.5%	77.1%	74.1%	70.2%	69.0%

Loss Claim Count
New losses greater than $4,000,000	-	1	-	-	-	1	-	-	-	-	1	1	1	1
New losses $1,000,000-$4,000,000	2	6	3	1	3	6	1	3	4	4	10	10	12	13
New losses $250,000-$1,000,000	29	29	22	37	32	32	21	25	59	69	88	78	117	110
Case reserve development above $250,000	13	7	15	12	17	7	8	7	27	29	34	22	47	39
Large losses total	44	43	40	50	52	46	30	35	90	102	133	111	177	163

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.  The sum of quarterly amounts may not equal the full year as each is computed independently.
 *nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Agency Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2009

(Dollars in millions)	Standard Market										Surplus Lines			Standard Market		*Consolidated
	Commercial Lines							Personal Lines			Commercial	Consolidated		Commercial	Personal	Total
	Comm	Comm	Comm	Workers'	Specialty	Surety &	Mach. &	Pers	Home	Other	Casualty	2009	2008	Change	Change	Change
Risk State	Casualty	Prop	Auto	Comp	Packages	Exec Risk	Equip	Auto	Owner	Personal	& Prop	Total	Total	%	%	%

AL	$17.6	$17.9	$7.9	$1.0	$8.3	$2.4	$0.8	$16.3	$25.3	$5.5	$1.0	$104.0	$103.3	(0.9)	0.8	0.6
AZ	10.4	6.3	9.8	0.8	1.0	0.9	0.5	0.7	0.7	0.3	0.3	31.7	34.0	(11.0)	270.0	(6.7)
AR	8.9	10.2	5.7	3.7	4.2	1.8	0.5	2.7	3.0	1.0	0.8	42.5	44.1	(7.6)	9.5	(3.7)
CO	0.5	0.5	0.5	0.3	-	0.2	-	-	0.2	-	0.1	2.4	2.0	25.0	3.4	25.1
DE	2.1	1.4	1.3	2.5	0.3	0.1	0.1	-	-	-	-	7.8	5.5	42.6	219.7	42.6
FL	22.6	22.4	9.2	1.1	2.0	2.3	0.9	10.4	16.1	3.0	0.1	90.2	106.5	(17.7)	(10.5)	(15.3)
GA	24.1	21.0	17.5	11.5	7.5	6.6	1.1	30.6	27.9	8.3	3.1	159.1	159.2	(2.9)	1.4	(0.1)
ID	9.2	4.9	5.1	0.2	0.8	1.1	0.3	0.3	0.2	0.1	0.2	22.5	22.3	(2.7)	nm	0.9
IL	60.5	44.0	28.4	51.6	13.4	6.9	3.1	24.6	19.2	6.6	3.8	262.2	283.5	(10.4)	3.3	(7.5)
IN	42.1	35.9	22.3	26.3	8.4	6.9	2.4	27.0	25.4	7.1	4.9	208.7	216.3	(6.1)	(0.6)	(3.5)
IA	19.5	14.9	9.5	22.6	4.4	2.8	1.3	3.4	3.6	1.7	0.4	84.1	87.5	(4.2)	(5.3)	(4.0)
KS	7.4	8.4	4.4	8.2	3.2	1.8	0.5	4.2	5.2	1.2	0.4	45.0	43.7	2.8	(0.4)	3.0
KY	20.8	21.1	13.4	3.3	5.9	4.0	1.0	20.7	16.0	4.5	1.5	112.2	109.8	(0.9)	3.9	2.2
MD	13.2	6.6	10.9	9.8	1.2	1.4	0.4	0.3	1.7	0.6	0.8	46.9	47.3	(3.6)	19.9	(1.0)
MI	30.7	21.7	13.9	14.8	11.9	6.4	1.9	11.4	13.9	3.3	2.2	132.2	139.4	(8.0)	0.3	(5.2)
MN	19.6	16.0	8.2	6.9	3.4	2.5	1.3	6.3	5.5	3.3	1.4	74.4	76.9	(7.4)	7.1	(3.2)
MO	20.8	19.9	13.5	14.1	6.0	3.0	1.3	3.1	4.6	1.1	2.0	89.4	91.2	(5.6)	15.6	(1.9)
MT	12.3	7.0	6.7	0.1	1.0	0.5	0.5	1.1	1.0	0.2	0.3	30.9	30.5	(3.7)	96.0	1.2
NE	6.0	5.7	3.2	7.0	1.4	0.9	0.5	0.8	0.9	0.3	0.3	27.1	28.8	(7.0)	(4.0)	(5.8)
NH	2.7	1.9	1.3	2.4	0.8	0.6	0.1	0.6	0.7	0.3	0.3	11.7	11.2	3.0	(0.4)	4.5
NM	2.6	1.0	1.4	0.6	0.1	0.7	0.1	-	-	-	0.2	6.8	3.8	69.8	8.1	74.7
NY	30.7	9.4	11.7	2.4	1.3	2.8	0.7	-	-	-	0.5	59.6	54.1	9.2	(0.1)	10.1
NC	32.4	27.4	20.0	24.4	13.1	7.7	1.8	5.9	5.3	3.4	1.9	143.4	151.8	(12.6)	146.7	(5.5)
ND	4.9	3.8	2.6	-	0.9	0.7	0.3	0.5	0.5	0.2	0.1	14.4	14.8	(3.6)	2.7	(2.5)
OH	139.3	90.0	61.0	-	20.9	23.0	5.1	119.8	85.1	31.4	5.4	580.6	611.8	(5.8)	(5.1)	(5.1)
PA	43.4	29.1	27.8	46.2	9.5	5.7	1.8	7.2	5.8	3.5	1.4	181.5	190.2	(5.6)	(2.2)	(4.6)
SC	11.3	8.1	6.8	4.9	2.4	2.4	0.4	0.5	0.4	0.3	0.6	38.1	43.2	(15.2)	280.5	(11.7)
SD	3.5	2.2	1.6	3.4	0.5	0.7	0.1	-	-	-	0.1	12.2	14.7	(17.8)	(12.9)	(17.2)
TN	21.3	18.8	13.2	9.6	9.1	4.9	1.2	8.6	8.9	3.3	1.1	100.0	103.1	(5.7)	3.0	(3.0)
TX	5.3	5.5	3.0	1.8	0.3	0.5	0.4	-	-	-	0.8	17.7	5.2	224.0	94.7	239.8
UT	11.4	5.6	6.4	0.1	0.6	2.3	0.4	1.4	0.5	0.1	1.1	30.0	27.8	(2.1)	nm	7.8
VT	4.8	4.1	2.9	5.5	1.1	0.9	0.3	0.7	0.9	0.3	0.4	21.8	23.3	(8.2)	(4.5)	(6.5)
VA	28.8	22.5	18.0	17.2	4.9	6.3	1.3	9.1	7.6	3.0	1.4	120.3	130.7	(10.1)	(1.4)	(8.0)
WA	2.2	1.0	1.3	-	-	0.2	0.1	-	-	-	0.4	5.1	1.6	194.2	16.6	220.7
WV	7.6	5.1	4.7	0.8	2.4	1.2	0.4	-	0.6	0.2	1.0	23.8	22.9	0.9	(8.1)	3.9
WI	25.6	16.3	11.2	24.6	4.3	2.5	1.7	8.3	7.0	3.4	1.5	106.4	110.1	(4.2)	(4.1)	(3.4)
WY	0.9	0.2	0.1	-	-	0.1	-	-	-	-	-	1.4	0.9	52.6	32.2	52.4
All Other	2.8	2.5	2.8	3.9	0.3	1.4	0.1	-	0.1	-	-	13.7	12.9	6.5	6.5	6.5
Total	$729.7	$540.3	$389.5	$333.7	$156.8	$117.4	$34.6	$326.6	$294.2	$97.3	$41.6	$3,061.7	$3,166.3	(5.6)	0.6	(3.3)
Other Direct	-	1.3	-	3.5	-	-	-	-	2.3	-	-	7.2	11.6	(47.4)	(2.1)	(38.2)
Total Direct	$729.7	$541.6	$389.5	$337.2	$156.8	$117.4	$34.6	$326.6	$296.5	$97.3	$41.6	$3,068.9	$3,177.9	(5.7)	0.6	(3.4)
Surplus direct premiums written were $41.6 million and $14.4 million for the twelve months ended December 31, 2009 and 2008, respectively.
*Consolidated change consists of commercial lines, personal lines and E&S.
Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.  Percentage changes are calculated based on whole dollar amounts.

Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Commercial casualty:
Written premiums	$156	$168	$171	$209	$183	$171	$199	$211	$379	$410	$548	$582	$704	$764
Earned premiums	166	180	180	187	183	196	194	190	366	384	546	580	712	763
Loss and loss expenses ratio	64.7%	45.0%	54.2%	55.2%	23.9%	44.4%	39.8%	58.3%	54.7%	48.9%	51.5%	47.4%	54.6%	41.7%
Less catastrophe loss ratio	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loss and loss expenses excluding catastrophe loss ratio	64.7%	45.0%	54.2%	55.2%	23.9%	44.4%	39.8%	58.3%	54.7%	48.9%	51.5%	47.4%	54.6%	41.7%

Commercial property:
Written premiums	$115	$124	$113	$132	$117	$117	$124	$124	$245	$247	$370	$364	$485	$481
Earned premiums	122	122	120	121	122	120	123	122	241	244	362	364	485	487
Loss and loss expenses ratio	34.9%	42.8%	88.3%	69.0%	47.2%	70.0%	97.6%	75.5%	78.6%	86.6%	66.6%	81.1%	58.6%	72.6%
Less catastrophe loss ratio	(5.1)	0.6	23.5	7.4	(5.3)	15.6	38.0	16.5	15.4	27.3	10.4	23.4	6.6	16.2
Loss and loss expenses excluding catastrophe loss ratio	40.0%	42.2%	64.8%	61.6%	52.5%	54.4%	59.6%	59.0%	63.2%	59.3%	56.2%	57.7%	52.1%	56.4%

Commercial auto:
Written premiums	$93	$92	$94	$110	$94	$93	$108	$107	$204	$215	$296	$308	$388	$402
Earned premiums	98	99	98	99	103	103	104	101	197	205	296	308	394	411
Loss and loss expenses ratio	69.3%	67.9%	62.5%	59.7%	94.8%	63.2%	67.5%	63.4%	61.1%	65.5%	63.4%	64.7%	64.9%	72.3%
Less catastrophe loss ratio	0.4	(0.8)	3.3	(0.1)	(0.8)	0.1	3.4	(0.4)	1.6	1.5	0.8	1.0	0.7	0.6
Loss and loss expenses excluding catastrophe loss ratio	68.9%	68.7%	59.2%	59.8%	95.6%	63.1%	64.1%	63.8%	59.5%	64.0%	62.6%	63.7%	64.2%	71.7%

Workers' compensation:
Written premiums	$71	$69	$79	$104	$89	$84	$95	$114	$183	$209	$252	$293	$323	$382
Earned premiums	74	82	88	83	93	93	94	94	171	189	253	282	326	375
Loss and loss expenses ratio	137.1%	110.2%	130.2%	117.5%	128.2%	90.9%	78.3%	64.8%	124.0%	71.5%	119.5%	77.9%	123.5%	90.4%
Less catastrophe loss ratio	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loss and loss expenses excluding catastrophe loss ratio	137.1%	110.2%	130.2%	117.5%	128.2%	90.9%	78.3%	64.8%	124.0%	71.5%	119.5%	77.9%	123.5%	90.4%

Specialty package:
Written premiums	$37	$38	$35	$38	$37	$36	$36	$37	$73	$73	$110	$109	$148	$145
Earned premiums	37	37	37	35	36	35	36	35	72	72	110	107	147	144
Loss and loss expenses ratio	40.5%	33.5%	114.3%	96.0%	40.6%	80.2%	109.7%	63.4%	105.4%	86.8%	81.0%	84.6%	70.6%	73.5%
Less catastrophe loss ratio	(10.2)	(18.2)	68.8	13.7	(3.8)	12.2	43.9	8.1	41.9	26.2	21.5	21.5	13.4	15.2
Loss and loss expenses excluding catastrophe loss ratio	50.7%	51.7%	45.5%	82.3%	44.4%	68.0%	65.8%	55.3%	63.5%	60.6%	59.5%	63.1%	57.2%	58.3%

Surety and executive risk:
Written premiums	$23	$28	$25	$25	$24	$29	$28	$25	$50	$54	$78	$82	$101	$107
Earned premiums	27	27	25	25	28	27	28	25	50	53	77	80	104	107
Loss and loss expenses ratio	95.7%	85.6%	67.0%	30.3%	76.5%	73.6%	92.0%	45.9%	48.8%	70.1%	61.7%	71.3%	70.5%	72.6%
Less catastrophe loss ratio	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Loss and loss expenses excluding catastrophe loss ratio	95.7%	85.6%	67.0%	30.3%	76.5%	73.6%	92.0%	45.9%	48.8%	70.1%	61.7%	71.3%	70.5%	72.6%

Machinery and equipment:
Written premiums	$8	$9	$7	$8	$8	$8	$7	$7	$15	$14	$24	$22	$32	$30
Earned premiums	8	8	8	7	8	7	7	7	15	14	23	22	31	29
Loss and loss expense ratio	(47.6)%	38.4%	39.7%	59.3%	50.4%	32.4%	34.1%	53.3%	49.3%	43.6%	45.6%	39.8%	21.6%	42.5%
Less catastrophe loss ratio	(3.5)	(0.1)	1.2	4.5	(0.2)	2.8	1.0	-	2.8	0.6	1.8	1.3	0.5	0.9
Loss and loss expense excluding catastrophe loss ratio	(44.1)%	38.5%	38.5%	54.8%	50.6%	29.6%	33.1%	53.3%	46.5%	43.0%	43.8%	38.5%	21.1%	41.6%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Personal auto:
Written premiums	$77	$90	$89	$68	$73	$88	$89	$69	$157	$158	$246	$246	$324	$320
Earned premiums	80	80	80	79	80	81	82	83	159	164	239	245	319	325
Loss and loss expenses ratio	71.8%	64.9%	75.7%	63.6%	81.0%	63.7%	56.8%	67.6%	69.7%	62.2%	68.1%	62.7%	69.0%	67.2%
Less catastrophe loss ratio	(0.8)	0.6	3.1	0.3	(1.6)	1.7	3.1	1.7	1.7	2.4	1.4	2.2	0.8	1.2
Loss and loss expenses excluding catastrophe loss ratio	72.6%	64.3%	72.6%	63.3%	82.6%	62.0%	53.7%	65.9%	68.0%	59.8%	66.7%	60.5%	68.2%	66.0%

Homeowner:
Written premiums	$68	$75	$76	$56	$65	$72	$79	$60	$132	$139	$208	$212	$275	$277
Earned premiums	69	68	70	70	69	64	71	72	140	143	207	208	276	277
Loss and loss expenses ratio	53.0%	96.4%	147.8%	132.9%	52.9%	122.8%	130.7%	91.4%	140.3%	110.9%	126.0%	114.6%	107.8%	99.2%
Less catastrophe loss ratio	(2.6)	18.0	77.6	51.5	(8.5)	54.5	60.0	25.2	64.5	42.5	49.4	46.2	36.4	32.5
Loss and loss expenses excluding catastrophe loss ratio	55.6%	78.4%	70.2%	81.4%	61.4%	68.3%	70.7%	66.2%	75.8%	68.4%	76.6%	68.4%	71.4%	66.7%

Other personal:
Written premiums	$22	$25	$25	$21	$21	$24	$23	$21	$45	$44	$70	$67	$92	$88
Earned premiums	23	22	22	22	22	22	21	22	44	44	67	65	90	87
Loss and loss expenses ratio	33.8%	33.8%	42.6%	37.8%	51.8%	91.5%	43.2%	62.2%	40.2%	52.9%	38.0%	65.8%	36.9%	62.2%
Less catastrophe loss ratio	0.5	3.4	18.7	11.0	0.4	14.5	8.0	4.1	14.8	6.0	11.0	8.9	8.3	6.7
Loss and loss expenses excluding catastrophe loss ratio	33.3%	30.4%	23.9%	26.8%	51.4%	77.0%	35.2%	58.1%	25.4%	46.9%	27.0%	56.9%	28.6%	55.5%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

Consolidated Cincinnati Insurance Companies
Quarterly Detailed Loss Analysis

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
All Lines
Loss and loss expenses:
Loss and loss expenses - current AY	$549	$542	$529	$482	$610	$566	$532	$467	$1,010	$999	$1,553	$1,563	$2,102	$2,175
Loss and loss expenses - prior AY's	(73)	(89)	(27)	9	(120)	(107)	(87)	(9)	(18)	(96)	(107)	(201)	(181)	(320)
Catastrophes - current AY	(11)	8	120	55	(17)	59	113	47	175	160	183	220	172	203
Catastrophes - prior AY's	(1)	(2)	(2)	(2)	1	3	-	(4)	(4)	(4)	(6)	(1)	(7)	-
Total	$464	$459	$620	$544	$474	$521	$558	$501	$1,163	$1,059	$1,623	$1,581	$2,086	$2,058
Ratio to Earned Premiums
Loss and loss expenses :
Loss and loss expenses - current AY	77.0%	73.9%	72.1%	65.8%	81.7%	75.3%	69.7%	62.2%	69.0%	66.0%	70.6%	69.1%	72.2%	72.2%
Loss and loss expenses - prior AY's	(10.3)	(12.1)	(3.7)	1.2	(16.2)	(14.0)	(11.3)	(1.2)	(1.2)	(6.3)	(4.9)	(8.9)	(6.2)	(10.7)
Catastrophes - current AY	(1.6)	1.2	16.3	7.5	(2.0)	8.0	15.0	6.2	11.9	10.5	8.4	9.7	5.9	6.8
Catastrophes - prior AY's	(0.1)	(0.3)	(0.2)	(0.3)	0.1	0.4	(0.1)	(0.5)	(0.3)	(0.2)	(0.3)	0.0	(0.2)	0.0
Total	65.0%	62.7%	84.5%	74.2%	63.6%	69.7%	73.3%	66.7%	79.4%	70.0%	73.8%	69.9%	71.7%	68.3%

Commercial Lines
Loss and loss expenses:
Loss and loss expenses - current AY	$423	$407	$403	$363	$464	$437	$416	$354	$766	$770	$1,173	$1,208	$1,596	$1,672
Loss and loss expenses - prior AY's	(57)	(71)	(18)	11	(97)	(89)	(74)	(11)	(7)	(85)	(78)	(174)	(135)	(270)
Catastrophes - current AY	(8)	(4)	61	17	(9)	22	66	25	78	92	74	114	66	105
Catastrophes - prior AY's	(2)	(3)	(4)	(3)	-	1	-	(3)	(7)	(3)	(10)	(2)	(12)	(2)
Total	$356	$329	$442	$388	$358	$371	$408	$365	$830	$774	$1,159	$1,146	$1,515	$1,505
Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses - current AY	79.5%	73.3%	72.5%	65.2%	80.8%	75.0%	70.8%	61.6%	68.8%	66.4%	70.4%	69.3%	72.5%	72.1%
Loss and loss expenses - prior AY's	(10.8)	(12.8)	(3.2)	2.1	(16.8)	(15.2)	(12.4)	(1.9)	(0.6)	(7.3)	(4.6)	(10.0)	(6.1)	(11.7)
Catastrophes - current AY	(1.5)	(0.6)	10.9	3.1	(1.3)	3.8	11.4	4.5	7.0	7.9	4.4	6.5	3.0	4.6
Catastrophes - prior AY's	(0.3)	(0.6)	(0.7)	(0.6)	(0.2)	0.2	(0.1)	(0.6)	(0.6)	(0.3)	(0.6)	(0.1)	(0.5)	(0.1)
Total	66.9%	59.3%	79.5%	69.8%	62.5%	63.8%	69.7%	63.6%	74.6%	66.7%	69.6%	65.7%	68.9%	64.9%

Personal Lines
Loss and loss expenses:
Loss and loss expenses - current AY	$120	$130	$121	$115	$143	$128	$114	$113	$237	$228	$366	$356	$486	$499
Loss and loss expenses - prior AY's	(16)	(18)	(9)	(2)	(23)	(17)	(12)	2	(12)	(11)	(29)	(28)	(45)	(51)
Catastrophes - current AY	(3)	12	59	38	(8)	38	47	22	97	68	109	106	106	98
Catastrophes - prior AY's	1	1	2	1	1	2	-	(1)	3	(1)	4	1	4	2
Total	$102	$125	$173	$152	$113	$151	$149	$136	$325	$284	$450	$435	$551	$548
Ratio to Earned Premiums
Loss and loss expenses:
Loss and loss expenses - current AY	69.6%	76.1%	70.9%	67.4%	83.3%	76.3%	65.6%	64.1%	69.0%	64.8%	71.3%	68.6%	70.9%	72.2%
Loss and loss expenses - prior AY's	(9.0)	(10.7)	(5.4)	(1.4)	(13.3)	(10.0)	(7.2)	1.0	(3.4)	(3.1)	(5.8)	(5.3)	(6.6)	(7.3)
Catastrophes - current AY	(1.7)	7.3	34.3	22.0	(4.2)	22.9	27.0	11.9	28.1	19.4	21.2	20.6	15.4	14.4
Catastrophes - prior AY's	0.3	0.6	1.1	0.6	0.1	0.9	0.0	(0.3)	0.9	(0.1)	0.8	0.1	0.7	0.1
Total	59.2%	73.3%	100.9%	88.6%	65.9%	90.1%	85.4%	76.7%	94.6%	81.0%	87.5%	84.0%	80.4%	79.4%

Consolidated Cincinnati Insurance Companies
10-Year Property Casualty Data - Consolidated

(Dollars in millions)	Years ended December 31,
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Premiums
Adjusted written premiums – statutory*	$2,919	$3,040	$3,149	$3,172	$3,097	$3,026	$2,789	$2,496	$2,188	$1,936
Codification	-	-	-	-	-	-	-	-	402	(55)
Written premium adjustment – statutory	(8)	(30)	(32)	6	(21)	(29)	26	117	-	-
Reported written premiums – statutory**	2,911	3,010	3,117	3,178	3,076	2,997	2,815	2,613	2,590	1,881
Unearned premium change	-	-	8	(14)	(18)	(78)	(162)	(222)	(517)	(53)
Earned premiums (GAAP)	$2,911	$3,010	$3,125	$3,164	$3,058	$2,919	$2,653	$2,391	$2,073	$1,828

Year-over-year growth rate:
Adjusted written premiums – statutory	(4.0)%	(3.5)%	(0.7)%	2.4%	2.3%	8.5%	11.7%	14.0%	13.0%	15.2%
Written premiums – statutory	(3.3)%	(3.4)%	(1.9)%	3.3%	2.6%	6.5%	7.7%	0.9%	37.7%	11.9%
Earned premiums	(3.3)%	(3.7)%	(1.2)%	3.5%	4.8%	10.0%	11.0%	15.3%	13.4%	10.3%

Statutory combined ratio
Reported statutory combined ratio*	104.4%	100.4%	90.3%	93.9%	89.0%	89.4%	94.2%	98.4%	99.5%	112.5%
Codification	-	-	-	-	-	-	-	-	4.1	(0.9)
Written premium adjustment – statutory	nm	nm	nm	nm	nm	nm	nm	1.2	-	-
One-time item	-	-	-	-	-	-	0.8	-	-	(1.7)
Statutory combined ratio (adjusted)	104.4%	100.4%	90.3%	93.9%	89.0%	89.4%	95.0%	99.6%	103.6%	109.9%
Less catastrophe losses	5.7	6.8	0.8	5.5	4.1	5.1	3.6	3.6	3.1	2.7
Statutory combined ratio excluding catastrophe losses (adjusted)	98.7%	93.6%	89.5%	88.4%	84.9%	84.3%	91.4%	96.0%	100.5%	107.2%

Reported commission expense ratio*	19.0%	18.4%	19.2%	18.7%	19.3%	19.2%	17.6%	15.9%	13.9%	17.4%
Codification	-	-	-	-	-	-	-	-	2.6	(0.5)
Written premium adjustment – statutory	nm	nm	nm	nm	nm	nm	nm	0.8	-	-
Commission expense ratio (adjusted)	19.0%	18.4%	19.2%	18.7%	19.3%	19.2%	17.6%	16.7%	16.5%	16.9%

Reported other expense ratio*	13.7%	13.7%	12.5%	11.7%	10.5%	10.1%	8.9%	9.6%	8.7%	12.6%
Codification	-	-	-	-	-	-	-	-	1.5	(0.4)
Written premium adjustment – statutory	nm	nm	nm	nm	nm	nm	nm	0.4	-	-
One-time item	-	-	-	-	-	-	0.8	-	-	(1.7)
Other expense ratio (adjusted)	13.7%	13.7%	12.5%	11.7%	10.5%	10.1%	9.7%	10.0%	10.2%	10.5%

Reported statutory expense ratio*	32.7%	32.1%	31.7%	30.4%	29.8%	29.3%	26.5%	25.5%	22.6%	30.0%
Codification	-	-	-	-	-	-	-	-	4.1	(0.9)
Written premium adjustment – statutory	nm	nm	nm	nm	nm	nm	nm	1.2	-	-
One-time item	-	-	-	-	-	-	0.8	-	-	(1.7)
Statutory expense ratio (adjusted)	32.7%	32.1%	31.7%	30.4%	29.8%	29.3%	27.3%	26.7%	26.7%	27.4%

GAAP combined ratio
GAAP combined ratio	104.5%	100.6%	90.3%	94.3%	89.2%	89.8%	94.7%	99.7%	104.9%	112.8%
One-time item	-	-	-	-	-	-	0.8	-	-	(2.1)
GAAP combined ratio before one-time item	104.5%	100.6%	90.3%	94.3%	89.2%	89.8%	95.5%	99.7%	104.9%	110.7%

Written premiums to surplus
Adjusted premiums to statutory surplus ratio	0.800	0.905	0.731	0.668	0.739	0.721	1.002	1.067	0.864
Written premium adjustment	(0.002)	(0.009)	(0.007)	0.001	(0.005)	(0.007)	0.010	0.050	0.159
Reported premiums to statutory surplus ratio	0.798	0.896	0.724	0.669	0.734	0.714	1.012	1.117	1.023

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.
**Prior to 2001, property casualty written premiums were recognized as they were billed throughout the policy period. Effective January 1, 2001, written premiums have been recognized on an annualized basis at the effective date of the policy. Written premiums for 2000 were reclassified to conform with the 2001 presentation; information was not readily available to reclassify earlier year statutory data. The growth rates in written premiums between 1999 and 2000 are overstated because 1999 premiums are shown on a billed basis.

Consolidated Cincinnati Insurance Companies
6-Year Property Casualty Data - Commercial Lines

(Dollars in millions)	Years ended December 31,
	2009	2008	2007	2006	2005	2004
Premiums
Adjusted written premiums – statutory*	$2,190	$2,341	$2,444	$2,435	$2,306	$2,209
Written premium adjustment – statutory	(9)	(30)	(31)	7	(16)	(23)
Reported written premiums – statutory	$2,181	$2,311	$2,413	$2,442	$2,290	$2,186
Unearned premium change	18	5	(2)	(40)	(36)	(60)
Earned premiums (GAAP)	$2,199	$2,316	$2,411	$2,402	$2,254	$2,126

Year-over-year growth rate:
Adjusted written premiums – statutory	(6.5)%	(4.2)%	0.4%	5.6%	4.4%	10.0%
Written premiums – statutory	(5.6)%	(4.2)%	(1.2)%	6.7%	4.7%	7.6%
Earned premiums	(5.1)%	(3.9)%	0.4%	6.6%	6.0%	11.4%

Statutory combined ratio
Reported statutory combined ratio*	101.8%	96.6%	89.2%	90.8%	87.1%	83.7%
Less catastrophe losses	2.5	4.5	0.7	3.7	3.4	3.4
Statutory combined ratio excluding catastrophe losses (adjusted)	99.3%	92.1%	88.5%	87.1%	83.7%	80.3%

GAAP combined ratio
GAAP combined ratio	101.6%	97.0%	89.2%	91.3%	87.4%	84.1%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
 *nm - Not meaningful
 * Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
6-Year Property Casualty Data - Personal Lines

(Dollars in millions)	Years ended December 31,
	2009	2008	2007	2006	2005	2004
Premiums
Adjusted written premiums – statutory*	$690	$685	$705	$737	$791	$817
Written premium adjustment – statutory	1	-	(1)	(1)	(5)	(6)
Reported written premiums – statutory	$691	$685	$704	$736	$786	$811
Unearned premium change	(6)	4	10	26	18	(18)
Earned premiums (GAAP)	$685	$689	$714	$762	$804	$793

Year-over-year growth rate:
Adjusted written premiums – statutory	0.7%	(2.8)%	(4.3)%	(6.8)%	(3.2)%	4.7%
Written premiums – statutory	0.9%	(2.7)%	(4.3)%	(6.4)%	(3.1)%	3.4%
Earned premiums	(0.6)%	(3.5)%	(6.3)%	(5.2)%	1.4%	6.4%

Statutory combined ratio
Reported statutory combined ratio*	111.4%	111.6%	94.1%	103.6%	94.3%	104.6%
Less catastrophe losses	16.1	14.5	1.3	11.3	6.3	9.7
Statutory combined ratio excluding catastrophe losses (adjusted)	95.3%	97.1%	92.8%	92.3%	88.0%	94.9%

GAAP combined ratio
GAAP combined ratio	111.8%	111.9%	93.9%	103.6%	94.4%	105.0%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
 *nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate  regulatory bodies.

Cincinnati Insurance Group (Excludes CSU)
Loss and Loss Expense Analysis

(In millions)		Paid				Loss				Loss
	Paid	loss	Total	Case	IBNR	expense	Total	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred at December 31, 2009
Commercial casualty	$267	$126	$394	$(2)	$(18)	$14	$(6)	$265	$(18)	$140	$388
Commercial property	326	46	372	(51)	9	(1)	(43)	276	9	45	329
Commercial auto	228	40	268	(10)	(1)	(1)	(12)	218	(1)	39	256
Workers' compensation	244	40	284	7	105	17	129	250	105	57	413
Specialty packages	90	17	107	(6)	4	-	(2)	84	4	17	105
Surety and executive risk	55	11	66	(1)	2	5	6	55	2	16	72
Machinery and equipment	8	1	9	(2)	-	-	(2)	6	-	1	7
Total commercial lines	1,218	282	1,500	(64)	100	34	70	1,154	100	316	1,570

Personal auto	202	30	233	(11)	(1)	-	(11)	192	(1)	30	221
Homeowners	273	35	308	(10)	9	1	-	262	9	36	308
Other personal	46	6	51	(8)	(10)	(2)	(21)	37	(10)	4	31
Total personal lines	521	71	592	(30)	(2)	(1)	(32)	491	(2)	70	559
Total property casualty group	$1,739	$353	$2,092	$(94)	$98	$33	$38	$1,645	$98	$386	$2,129

Ceded loss and loss expense incurred at December 31, 2009
Commercial casualty	$42	$9	$51	$(41)	$(9)	$(1)	$(52)	$1	$(9)	$8	$(1)
Commercial property	65	1	67	(25)	4	-	(22)	40	4	1	45
Commercial auto	2	-	2	(2)	-	-	(2)	-	-	-	-
Workers' compensation	13	1	14	(6)	3	-	(4)	7	3	1	10
Specialty packages	2	-	2	(1)	1	-	(1)	1	1	-	2
Surety and executive risk	14	2	16	(17)	-	-	(17)	(3)	-	2	(1)
Machinery and equipment	-	-	-	-	-	-	-	-	-	-	-
Total commercial lines	138	13	151	(93)	(2)	(1)	(96)	45	(2)	12	55

Personal auto	1	-	1	-	-	-	-	1	-	-	1
Homeowners	17	-	17	(10)	3	-	(8)	7	3	-	10
Other personal	1	-	1	(1)	(3)	-	(4)	-	(3)	-	(3)
Total personal lines	19	-	19	(11)	-	-	(11)	8	-	-	7
Total property casualty group	$157	$13	$170	$(104)	$(2)	$(1)	$(108)	$53	$(2)	$12	$62

Net loss and loss expense incurred at December 31, 2009
Commercial casualty	$225	$117	$343	$39	$(9)	$15	$46	$265	$(9)	$133	$389
Commercial property	261	45	306	(25)	5	(1)	(22)	236	5	43	284
Commercial auto	227	40	267	(9)	(1)	(1)	(11)	218	(1)	39	256
Workers' compensation	231	40	270	13	103	17	133	244	103	57	403
Specialty packages	88	17	105	(5)	4	-	(1)	83	4	17	104
Surety and executive risk	42	9	51	16	2	5	22	58	2	14	73
Machinery and equipment	7	1	8	(2)	-	-	(2)	6	-	1	7
Total commercial lines	1,080	268	1,349	28	102	35	166	1,109	102	303	1,515

Personal auto	202	30	232	(11)	(1)	-	(11)	191	(1)	30	220
Homeowners	255	35	290	-	6	1	8	255	6	36	298
Other personal	44	6	50	(8)	(7)	(2)	(17)	37	(7)	4	33
Total personal lines	501	71	572	(18)	(2)	-	(21)	483	(2)	70	551
Total property casualty group	$1,582	$339	$1,921	$10	$101	$35	$145	$1,592	$101	$374	$2,066

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Premiums
Agency renewal written premiums	$635	$669	$666	$695	$669	$687	$738	$733	$1,361	$1,472	$2,030	$2,159	$2,665	$2,828
Agency new business written premiums	94	107	107	97	100	93	100	76	204	175	311	268	405	368
Ceded written premiums	(39)	(42)	(40)	(39)	(42)	(50)	(37)	(38)	(79)	(75)	(122)	(125)	(161)	(165)
Other written premiums	2	2	2	2	2	4	1	2	5	3	7	7	9	9
Written premium adjustment – statutory	(13)	(6)	(12)	23	(13)	(7)	(12)	3	11	(9)	5	(17)	(8)	(30)
Reported written premiums – statutory*	$680	$730	$723	$778	$717	$727	$790	$776	$1,501	$1,566	$2,231	$2,292	$2,911	$3,010
Unearned premium change	33	3	10	(46)	30	24	(29)	(25)	(36)	(54)	(33)	(30)	-	-
Earned premiums	$713	$733	$733	$732	$747	$751	$761	$751	$1,465	$1,512	$2,198	$2,262	$2,911	$3,010
Year over year change %
Agency renewal written premiums	(5.0)%	(2.7)%	(9.8)%	(5.2)%	(5.1)%	(6.1)%	(3.0)%	(3.7)%	(7.6)%	(3.4)%	(6.0)%	(4.3)%	(5.8)%	(4.5)%
Agency new business written premiums	(6.3)	15.4	7.3	28.9	23.9	12.4	22.8	(6.3)	16.6	8.3	16.0	9.8	9.9	13.4
Ceded written premiums	(7.2)	(14.6)	7.1	4.6	1.0	20.8	(4.6)	(1.1)	5.8	(2.9)	(2.4)	5.4	(3.6)	4.2
Other written premiums	(8.7)	(31.5)	81.6	32.5	(50.6)	(39.1)	(74.6)	(71.8)	53.5	(73.1)	7.9	(61.6)	3.7	(59.3)
Written premium adjustment – statutory	(3.8)	(20.3)	(0.3)	661.2	(48.0)	(81.6)	(900.0)	(91.5)	(220.8)	(124.3)	(126.5)	161.5	(73.3)	(4.8)
Reported written premiums – statutory*	(5.1)	0.5	(8.5)	0.3	(1.0)	(1.3)	(2.5)	(8.3)	(4.2)	(5.4)	(2.7)	(4.2)	(3.3)	(3.4)

Statutory combined ratio
Statutory combined ratio	99.1%	96.9%	116.6%	105.1%	100.2%	102.8%	101.5%	97.2%	110.8%	99.4%	106.2%	100.5%	104.4%	100.4%
Contribution from catastrophe losses	(1.7)	0.9	16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3	8.1	9.7	5.7	6.8
Statutory combined ratio excluding catastrophe losses	100.8%	96.0%	100.5%	97.9%	102.3%	94.4%	86.6%	91.5%	99.2%	89.1%	98.1%	90.8%	98.7%	93.6%
Commission expense ratio	20.4%	20.1%	18.2%	17.7%	20.8%	17.7%	17.4%	17.7%	17.9%	17.5%	18.7%	17.6%	19.0%	18.4%
Other expense ratio	13.7	14.1	13.8	13.2	15.9	15.4	10.7	12.9	13.5	11.8	13.7	12.8	13.7	13.7
Statutory expense ratio	34.1%	34.2%	32.0%	30.9%	36.7%	33.1%	28.1%	30.6%	31.4%	29.3%	32.4%	30.4%	32.7%	32.1%
GAAP combined ratio
GAAP combined ratio	98.6%	95.1%	116.6%	107.5%	98.9%	101.3%	103.5%	98.6%	112.1%	101.1%	106.4%	101.0%	104.5%	100.6%
Contribution from catastrophe losses	(1.7)	0.9	16.1	7.2	(2.1)	8.4	14.9	5.7	11.6	10.3	8.1	9.7	5.7	6.8
GAAP combined ratio excluding catastrophe losses	100.3%	94.2%	100.5%	100.3%	101.0%	92.9%	88.6%	92.9%	100.5%	90.8%	98.3%	91.3%	98.8%	93.8%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Premiums
Agency renewal written premiums	$478	$489	$488	$557	$514	$502	$552	$588	$1,045	$1,140	$1,535	$1,642	$2,013	$2,156
Agency new business written premiums	67	76	79	76	83	77	87	66	155	153	231	229	298	312
Ceded written premiums	(31)	(32)	(32)	(31)	(23)	(46)	(31)	(32)	(64)	(63)	(96)	(109)	(127)	(131)
Other written premiums	2	2	1	1	(9)	13	1	-	3	1	4	14	6	4
Written premium adjustment – statutory	(13)	(6)	(12)	23	(13)	(8)	(12)	3	11	(9)	4	(17)	(9)	(30)
Reported written premiums – statutory*	$503	$528	$524	$626	$552	$538	$597	$625	$1,149	$1,222	$1,678	$1,759	$2,181	$2,311
Unearned premium change	29	27	32	(69)	21	44	(11)	(51)	(37)	(61)	(11)	(16)	18	5
Earned premiums	$532	$555	$556	$557	$573	$582	$586	$574	$1,112	$1,161	$1,667	$1,743	$2,199	$2,316
Year over year change %
Agency renewal written premiums	(6.9)%	(2.5)%	(11.6)%	(5.2)%	(5.9)%	(7.7)%	(2.9)%	(4.0)%	(8.3)%	(3.5)%	(6.5)%	(4.8)%	(6.6)%	(5.1)%
Agency new business written premiums	(19.5)	(0.4)	(8.9)	14.9	16.4	6.0	21.2	(8.3)	1.4	6.4	0.8	6.3	(4.6)	8.8
Ceded written premiums	34.4	(29.2)	3.2	0.2	(33.0)	43.6	(1.6)	2.8	1.7	0.6	(11.4)	15.1	(3.4)	2.4
Other written premiums	(116.5)	(88.4)	49.2	nm	(391.7)	250.5	(73.4)	(99.4)	227.4	(89.2)	(70.3)	25.0	18.1	(66.5)
Written premium adjustment – statutory	0.0	(18.8)	4.2	666.7	(45.8)	(81.6)	(900.0)	(91.5)	(216.7)	(124.3)	(123.5)	161.7	(70.0)	(1.6)
Reported written premiums – statutory*	(8.8)	(1.8)	(12.2)	0.1	(1.9)	(1.2)	(2.7)	(9.8)	(5.9)	(6.5)	(4.7)	(4.9)	(5.6)	(4.2)

Statutory combined ratio
Statutory combined ratio	102.0%	94.9%	112.0%	99.0%	99.0%	97.3%	97.5%	93.3%	105.4%	95.5%	101.8%	95.9%	101.8%	96.6%
Contribution from catastrophe losses	(1.8)	(1.2)	10.2	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7	3.8	6.4	2.5	4.5
Statutory combined ratio excluding catastrophe losses	103.8%	96.1%	101.8%	96.5%	100.5%	93.3%	86.2%	89.4%	99.0%	87.8%	98.0%	89.5%	99.3%	92.1%
Commission expense ratio	20.0%	20.3%	18.1%	16.4%	20.8%	18.1%	16.9%	16.5%	17.2%	16.7%	18.2%	17.1%	18.6%	18.0%
Other expense ratio	15.1	15.3	14.4	12.8	15.7	15.4	10.9	13.2	13.5	12.1	14.0	13.1	14.3	13.7
Statutory expense ratio	35.1%	35.6%	32.5%	29.2%	36.5%	33.5%	27.8%	29.7%	30.7%	28.8%	32.2%	30.2%	32.9%	31.7%
GAAP combined ratio
GAAP combined ratio	100.8%	92.4%	110.9%	102.2%	98.1%	94.9%	99.9%	95.0%	106.6%	97.4%	101.9%	96.6%	101.6%	97.0%
Contribution from catastrophe losses	(1.8)	(1.2)	10.2	2.5	(1.5)	4.0	11.3	3.9	6.4	7.7	3.8	6.4	2.5	4.5
GAAP combined ratio excluding catastrophe losses	102.6%	93.6%	100.7%	99.7%	99.6%	90.9%	88.6%	91.1%	100.2%	89.7%	98.1%	90.2%	99.1%	92.5%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/09	9/30/09	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08	6/30/09	6/30/08	9/30/09	9/30/08	12/31/09	12/31/08
Premiums
Agency renewal written premiums	$153	$177	$176	$137	$156	$185	$186	$146	$313	$332	$490	$517	$642	$672
Agency new business written premiums	20	21	19	14	11	11	10	8	34	19	55	30	75	42
Ceded written premiums	(6)	(9)	(7)	(7)	(8)	(13)	(6)	(6)	(15)	(12)	(24)	(26)	(31)	(33)
Other written premiums	-	1	1	1	-	1	1	2	2	2	3	4	4	4
Written premium adjustment – statutory	-	-	-	-	-	-	-	-	-	-	-	-	1	-
Reported written premiums – statutory*	$167	$190	$191	$145	$159	$184	$191	$150	$334	$341	$524	$525	$691	$685
Unearned premium change	5	(20)	(19)	26	12	(17)	(17)	27	9	10	(11)	(7)	(6)	4
Earned premiums	$172	$170	$172	$171	$171	$167	$174	$177	$343	$351	$513	$518	$685	$689
Year over year change %
Agency renewal written premiums	(1.8)%	(4.7)%	(5.3)%	(6.0)%	(2.3)%	(1.6)%	(3.3)%	(2.8)%	(5.6)%	(3.1)%	(5.3)%	(2.5)%	(4.5)%	(2.5)%
Agency new business written premiums	76.7	90.9	85.0	67.2	18.0	11.9	7.7	(0.5)	76.9	3.9	82.0	6.7	80.6	9.6
Ceded written premiums	(8.0)	(35.9)	20.2	23.1	7.0	61.4	(17.3)	(17.2)	21.6	(17.3)	(8.5)	11.0	(8.4)	10.1
Other written premiums	8.8	(30.4)	128.2	(50.0)	(64.9)	(37.3)	(76.2)	(0.4)	(7.6)	(43.3)	(16.0)	(41.3)	(13.2)	(45.4)
Written premium adjustment – statutory	0.0	0.0	0.0	0.0	(100.0)	(100.0)	0.0	(100.0)	0.0	(100.0)	0.0	(100.0)	0.0	(100.0)
Reported written premiums – statutory*	4.7	3.2	(0.4)	(3.5)	(1.4)	(4.0)	(3.0)	(2.0)	(1.8)	(2.6)	(0.1)	(3.1)	0.9	(2.7)

Statutory combined ratio
Statutory combined ratio	89.4%	102.8%	130.5%	123.9%	102.1%	120.6%	114.3%	110.8%	126.8%	112.2%	118.7%	114.9%	111.4%	111.6%
Contribution from catastrophe losses	(1.4)	7.9	35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3	22.0	20.7	16.1	14.5
Statutory combined ratio excluding catastrophe losses	90.8%	94.9%	95.1%	101.3%	106.2%	96.8%	87.3%	99.2%	97.8%	92.9%	96.7%	94.2%	95.3%	97.1%
Commission expense ratio	20.9%	19.1%	18.0%	22.5%	21.2%	16.4%	18.6%	22.3%	20.0%	20.2%	19.6%	18.9%	20.0%	19.5%
Other expense ratio	9.3	10.4	11.7	12.9	15.0	14.0	10.3	11.8	12.2	11.0	11.6	12.0	11.0	12.7
Statutory expense ratio	30.2%	29.5%	29.7%	35.4%	36.2%	30.4%	28.9%	34.1%	32.2%	31.2%	31.2%	30.9%	31.0%	32.2%
GAAP combined ratio
GAAP combined ratio	90.9%	102.3%	133.2%	120.7%	100.0%	122.5%	115.3%	110.1%	126.9%	112.7%	118.7%	115.9%	111.8%	111.9%
Contribution from catastrophe losses	(1.4)	7.9	35.4	22.6	(4.1)	23.8	27.0	11.6	29.0	19.3	22.0	20.7	16.1	14.5
GAAP combined ratio excluding catastrophe losses	92.3%	94.4%	97.8%	98.1%	104.1%	98.7%	88.3%	98.5%	97.9%	93.4%	96.7%	95.2%	95.7%	97.4%

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
 *nm - Not meaningful
 * Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2009	2008	Change	% Change	2009	2008	Change	% Change

Net premiums written	$110	$48	$62	129.4	$338	$177	$161	91.1
Net investment income	33	31	2	6.6	126	120	7	5.6
Amortization of interest maintenance reserve	(2)	-	(2)	nm	(6)	(2)	(5)	(258.9)
Commissions and expense allowances on reinsurance ceded	2	2	-	nm	7	8	(1)	(8.3)
Income from fees associated with Separate Accounts	-	1	(1)	(103.0)	1	2	(1)	(70.4)
Total revenues	$144	$82	$62	76.3	$466	$305	$161	52.9

Death benefits and matured endowments	$11	$12	$(1)	(11.2)	$53	$46	$7	15.2
Annuity benefits	7	12	(5)	(39.2)	30	34	(4)	(11.9)
Disability benefits and benefits under accident and health contracts	-	1	(1)	(38.9)	2	3	(1)	(20.2)
Surrender benefits and group conversions	6	6	-	nm	21	24	(3)	(11.3)
Interest and adjustments on deposit-type contract funds	3	3	-	nm	11	11	-	nm
Increase in aggregate reserves for life and accident and health contracts	92	25	67	267.5	275	102	173	169.3
Total benefit expenses	$119	$59	$60	102.2	$392	$220	$173	78.4

Commissions	$12	$9	$4	44.2	$43	$33	$10	29.4
General insurance expenses and taxes	9	10	(1)	(12.7)	36	39	(3)	(8.2)
Increase in loading on deferred and uncollected premiums	(1)	(1)	-	nm	(5)	(3)	(2)	(68.2)
Net transfers to or (from) Separate Accounts	-	-	-	nm	(4)	-	(4)	nm
Total operating expenses	$21	$18	$2	11.2	$69	$69	$-	nm

Federal and foreign income taxes incurred (benefit)	(1)	14	(14)	nm	(6)	34	(39)	nm

Net gain from operations before realized capital gains or (losses)	$5	$(9)	$14	nm	$11	$(17)	$28	nm

Net realized gains or (losses) net of capital gains tax	11	(13)	24	nm	4	(53)	57	nm

Net income (loss) (statutory)	$16	$(22)	$37	nm	$15	$(70)	$85	nm

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.
* Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance  Commissioners and filed with the appropriate regulatory bodies.